                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                          /s/ KPMG PEAT MARWICK LLP


                                          KPMG PEAT MARWICK LLP


Denver, Colorado
May 20, 1996